JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated May 15, 2014 to Prospectuses dated April 30, 2014

Suspension of Dollar Cost Averaging (DCA)

Fixed Investment Option

This Supplement applies to VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY, VENTURE® OPPORTUNITY O-SERIES VARIABLE ANNUITY and VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY Contracts offered by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of the Supplement

As of the close of our business day on June 20, 2014, we are suspending the availability of a Fixed Investment Option under our Dollar Cost Averaging Program. You should disregard any references in the Annuity Prospectus to a “DCA Fixed Investment Option” if you have no Contract Value allocated to a “DCA Fixed Investment Option” on June 20, 2014.

Contracts with no Contract Value in the DCA Fixed Investment Option may not allocate Additional Purchase Payments to the DCA Fixed Investment Option.

Contracts with Contract Value already held in the DCA Fixed Investment Option may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option on or after June 20, 2014. Additional Purchase Payments (if not otherwise restricted) made on or after June 20, 2014 and allocated to the DCA Fixed Investment Option will be allocated instead to the Destination Investment Option(s) you selected upon enrollment in the DCA program.

Suspension of the DCA Fixed Investment Option

We revise the disclosure in “V. Description of the Contract – Accumulation Period Provisions – Special Transfer Services – Dollar Cost Averaging” to include the following information at the end of the first paragraph:

The DCA Fixed Investment Option will no longer be available for new Purchase Payments received after June 20, 2014.

You should retain this Supplement for future reference.

Supplement dated May 15, 2014

05/15:	333-176427	333-176428
	333-176431	333-176430
	333-146591	333-146590